UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  December 28, 2009

CHINA SHUANGJI CEMENT LTD.

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(Exact Name of small business issuer as specified in its charter)

Delaware

000-52440

95-3542340

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(State of Incorporation)

(Commission File No.)

(IRS Employer ID Number)

221 Linglong Road, Zhaoyuan City, Shandong Province

People’s Republic of China, 265400

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(Address of principal executive offices)

(86) 535-8213217

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(Registrant’s telephone number, including area code)

N/A

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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4))

Item 4.01 - Changes in Registrant's Certifying Accountant

On December 28, 2009 , the Company’s Board of Directors approved the engagement of Bernstein & Pinchuk LLP, an independent member of the BDO Seidman Alliance (“B & P”), to act as the Company’s independent registered public accountant for the fiscal year ending December 31, 2009 and also approved of the resignation, at the request of the Company, of Robert G. Jeffrey, Certified Public Accountants (“Prior Auditor”).

The Prior Auditor’s audit reports on our financial statements for two most recent fiscal years (ended December 31, 2008 and 2007), and the subsequent interim periods through December 28, 2009, did not contain any adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles. Furthermore, during two most recent fiscal years and any subsequent interim period through December 28, 2009; there were no disagreements between us and the Prior Auditor relating to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of the Prior Auditor would have caused them to make reference to such disagreements in their reports and  there had been no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

Prior to engaging B & P, the Company did not consult with B & P regarding (i) the application of accounting principles to a specific completed or contemplated transaction, (ii) the type of audit opinion that might be rendered by B & P on the Company's financial statements, or (iii) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K. B & P also did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

The Company provided the Prior Auditor with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that the Prior Auditor furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. The Company will file an amendment to this Form 8-K upon receipt of the letter from the Prior Auditor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CHINA SHUANGJI CEMENT LTD.

By:  /s/ Wenji Song

      Wenji Song

      President

Date: January 4, 2010